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                       SECOND AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------



                This Second Amendment to Loan Agreement (this "Amendment") is entered into at Columbus, Ohio, by and among The Huntington National Bank and Norwest Bank Minnesota, National Association (the "New Bank") through its Norwest Loan Partners Division, as lenders (collectively, the "Banks"); The Huntington National Bank, as agent (the "Agent"); and Red Roof Inns, Inc., as borrower (the "Company"), as of the ______ day of December, 1995, in order to amend the Loan Agreement entered into by and between The Huntington National Bank (in its respective roles as lender and agent) and the Company as of the 9th day of November, 1995 (the "Loan Agreement"), as the Loan Agreement has thereafter been amended.

                Whereas, the parties to this Amendment desire for the New Bank to become a Bank under the terms of the Loan Agreement, the Loan Agreement is hereby amended as follows:

                1. The New Bank shall become a Bank as defined in the Loan Agreement effective as of the date of this Amendment, entitled to all the benefits and subject to all the obligations of a Bank under the terms of the Loan Agreement. The New Bank agrees to be bound by all those provisions of the Loan Agreement binding upon a Bank.

                2. The Commitment Limit (as defined in the Loan Agreement) of the New Bank shall be $10,000,000.00, and the Commitment Limit of The Huntington National Bank shall be reduced by that amount.

                3. All communications directed to the New Bank under the Loan Agreement or the promissory note executed and delivered to the New Bank in connection herewith shall be mailed to:

                            Norwest Loan Partners, a division of
                            Norwest Bank Minnesota, National Association
                            Sixth and Marquette
                            Minneapolis, Minnesota   55479-0075
                            Attention:  Duncan Sinclair
                            Vice President


                                          NORWEST BANK MINNESOTA,
                                          NATIONAL ASSOCIATION, BY ITS
                                          NORWEST LOAN PARTNERS
                                          DIVISION


                                          By:  /s/ R. Duncan Sinclair
                                               -----------------------------

                                          Its:   VICE PRESIDENT
                                                -----------------------------



                                          THE HUNTINGTON NATIONAL BANK


                                          By:  /s/ Chris Spence
                                               -----------------------------

                                          Its:   Commercial Loan Officer
                                               -----------------------------




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                                          THE HUNTINGTON NATIONAL BANK,
                                          as Agent


                                          By:  /s/ Chris Spence
                                               -------------------------------

                                          Its:   Commercial Loan Officer
                                               -------------------------------



                                          RED ROOF INNS, INC.


                                          By:  /s/ Francis W. Cash
                                               -------------------------------

                                          Its:   President and CEO
                                               -------------------------------









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